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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


Each person whose signature appears below constitutes and appoints Wayne R. Hellman and/or Alan J.Ruud his attorney-in-fact, with the power of substitution, for him in his capacity as director of Advanced Lighting Technologies, Inc., to sign the Form 10-K Annual Report for the fiscal year ending on June 30, 2000, and any amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.


SIGNATURE                           TITLE                        DATE
--------------------------------------------------------------------------------


                                    Director             September __, 2000
---------------------------
Francis H. Beam

/s/  John E. Breen                  Director             September 27, 2000
---------------------------
John E. Breen

/s/  John R. Buerkle                Director             September 27, 2000
---------------------------
John R. Buerkle

/s/  Theodore A. Filson             Director             September 27, 2000
---------------------------
Theodore A. Filson

/s/ Louis S. Fisi                   Director             September 27, 2000
---------------------------
Louis S. Fisi

/s/  Susuma Harada                  Director             September 27, 2000
---------------------------
Susuma Harada

/s/  Wayne R. Hellman               Director             September 27, 2000
---------------------------
Wayne R. Hellman

/s/  Thomas K. Lime                 Director             September 27, 2000
---------------------------
Thomas K. Lime

/s/  Alan J. Ruud                   Director             September 27, 2000
---------------------------
Alan J. Ruud

/s/  A Gordon Tunstall              Director             September 27, 2000
---------------------------
A Gordon Tunstall